SUPPLEMENT TO THE
FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND PROSPECTUS
DATED JUNE 22, 1995
   The Board of Trustees of Fidelity Small Cap Stock Fund has authorized the fund to invest at least 65% of its total assets in companies with market capitalizations of $1 billion or less.
The following information replaces the similar information with respect to Fidelity Small Cap Stock Fund under the heading "Investment Principles and Risks" on page 14.
Small market capitalization companies are those with market capitalizations of $1 billion or less at the time of the fund's investment. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy.
The Board of Trustees of Fidelity Small Cap Stock Fund has authorized adoption of a redemption fee of 0.75% (payable to the fund) on shares purchased after December 4, 1995 and held less than 90 days.
The following information replaces corresponding sections with respect to Fidelity Small Cap Stock Fund under the heading "Expenses" on page 6. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. See pages 24 and 31-37 for an explanation of how and when these charges apply. Lower sales charges may be available for
accounts    over     $250,000.
Maximum sales charge on purchases
(as a % of offering price)
for Small Cap Stock 3.00%
for Mid-Cap Stock None
for Large Cap Stock None
Maximum sales charge on reinvested
distributions  None
Deferred sales charge on redemptions None
Exchange fee None
Redemption fee on shares held less than
90 days for shares purchased  after
December 4, 1995
(Small Cap Stock only) 0.75%
Annual account maintenance fee
(for accounts under $2,500) $12.00
The following information supplements information in the section entitled "Transaction Details" beginning on page 31.
The redemption fee for Small Cap Stock, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
The following information replaces the similar information found in the "Transaction Details" section on page 34.
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The following information replaces the similar information found in the "Waivers" section on page 36.
6. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.